UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2005

ZONE 4 PLAY, INC. (Exact name of registrant as specified in its charter)

NEVADA	333-91356	98-0374121

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

103 Foulk Road, Wilmington, DE	19803

(Address of principal executive offices)	(Zip Code)

(302) 691-6177

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 16, 2005, the registrant issued a press release regarding its intent to be admitted for trading on AIM, a market operated by London Stock Exchange plc., and its plans to offer and sell up to £7 million of its common stock in connection with its admission to AIM. The shares will be offered and sold pursuant to Regulation S under the U.S. Securities Act of 1933 outside the United States to persons who are not U.S. persons, each as defined in Regulation S.

A copy of the press release is filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZONE 4 PLAY, INC.
(Registrant)

By: /s/ Uri Levy

Date: September 16, 2005

Name:	Uri Levy
Title:	Chief Financial Officer